                                                             September 19, 2000

Dear Shareholder:

We are pleased to present this report on the Hilliard-Lyons Government Fund ("HLGF" or the "Fund") for the year ended August 31, 2000.

Net assets of the Fund continued to increase and were $1,366.4 billion at year end compared to $1,108.8 billion last year, an increase of 23.2%. The average seven day yield ranged from a low of 4.62% to a high of 6.12% during the year. Distributions of $.053838 were paid to shareholders, equivalent to an annualized return of 5.38%. For those shareholders reinvesting their dividends, this equates to a compound annual return of 5.52%. The current yield is 6.10%.

As shown in the Schedule of Investments beginning on the next page, the Fund continued to invest exclusively in short-term discount notes issued by the Federal Home Loan and Federal Farm Credit Banks. We believe these securities offer an attractive yield with a high degree of credit safety. Investments in these securities have the added benefit of allowing the Fund to pay dividends that pass through to our shareholders as income and this income is free of state income taxes in all states under current tax laws.

The Fund's expense ratio of 0.48% is its second lowest in the past ten years and is significantly lower than the average for similar money market funds. Dividends paid to shareholders are derived from the Fund's income net of expenses, so this lower than average expense ratio directly benefits our shareholders. The larger asset size of the Fund has had a significant impact on the expenses of the Fund. In the past five years, assets of the Fund have increased more than $1 billion, a greater than 300% increase while the number of shareholder accounts more than quadrupled. The increase in fees for shareholder services has been offset by the lower management fee paid on assets over $300 million. At its current size, the Fund would pay an investment advisory fee of approximately 0.30%. The calculation of the amount of the investment advisory fee is detailed in the Notes to Financial Statements on page six of this report.

The higher dividends paid by the Fund this year are a reflection of actions taken by the Federal Reserve (the "Fed") to boost interest rates in an effort to slow economic growth enough to ward off inflation. The Fed has raised interest rates by raising the federal funds rate, the rate banks charge one another for overnight loans. The latest rate increase of 1/2 of 1% in May 2000 was the largest in the past five years and followed five 1/4 of 1% rate increases since June 1999. However, not all interest rates that affect consumers have kept up with the Fed increases. The prime rate has moved in tandem with the Fed action taking with it certain rates tied to it such as rates on home equity loans. Others such as 30 year mortgage rates are barely higher than they were one year ago. The Fed has left rates unchanged at its last two meetings, leading some economists to believe that Fed officials believe the economy has slowed enough to ward off inflation. Others believe that while there is no doubt that the economy has slowed, it remains to be seen whether it is only a temporary pause.

The rise in interest rates is a contributing factor to a lackluster year so far for equity markets. Stock prices had picked up somewhat in response to the Fed's halt in raising rates but have since been affected by the very same reason for the Fed's inaction--slower economic growth. Questions about the impact of slower economic growth on corporate profits are weighing on equity markets. Any hint that a company will not meet its earnings projections quickly ignites selling, sending prices down. The upcoming November elections are gradually being discounted by the equity markets. Amid this uncertainty some investors are developing a wait and see attitude.

HLGF remains the number one choice for temporary client funds at Hilliard Lyons. We are committed to delivering a high quality money market fund which meets the needs and expectations of our customers.

DONALD F. KOHLER            JOSEPH C. CURRY, JR.         DIANNA P. WENGLER
Chairman                    President                    Vice President and
                                                          Treasurer

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                August 31, 2000

  Principal                             Purchase Maturity
   Amount                                Yield     Date      Value
 -----------                            -------- -------- -----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS--100.3%
 $15,000,000 Federal Home Loan Bank      6.629%  09/01/00 $15,000,000
  15,000,000 Federal Home Loan Bank      6.386   09/01/00  15,000,000
   9,690,000 Federal Home Loan Bank      6.620   09/01/00   9,690,000
  24,000,000 Federal Home Loan Bank      6.639   09/05/00  23,982,880
  20,000,000 Federal Home Loan Bank      6.635   09/06/00  19,982,167
  14,796,000 Federal Home Loan Bank      6.617   09/07/00  14,780,218
  10,166,000 Federal Home Loan Bank      6.419   09/08/00  10,153,863
  12,000,000 Federal Home Loan Bank      6.656   09/08/00  11,984,973
  27,000,000 Federal Home Loan Bank      6.600   09/11/00  26,952,150
  15,000,000 Federal Home Loan Bank      6.620   09/12/00  14,970,667
  18,000,000 Federal Home Loan Bank      6.656   09/13/00  17,961,360
   9,000,000 Federal Home Loan Bank      6.633   09/13/00   8,980,680
  17,000,000 Federal Home Loan Bank      6.748   09/14/00  16,960,097
  15,000,000 Federal Home Loan Bank      6.666   09/15/00  14,962,375
  15,000,000 Federal Home Loan Bank      6.680   09/15/00  14,962,258
  14,000,000 Federal Home Loan Bank      6.752   09/18/00  13,957,028
  30,000,000 Federal Home Loan Bank      6.633   09/19/00  29,903,850
  16,000,000 Federal Home Loan Bank      6.677   09/20/00  15,945,449
  12,000,000 Federal Home Loan Bank      6.688   09/20/00  11,958,960
  15,000,000 Federal Home Loan Bank      6.612   09/21/00  14,946,750
  25,000,000 Federal Home Loan Bank      6.687   09/22/00  24,905,646
  25,000,000 Federal Home Loan Bank      6.622   09/25/00  24,893,333
  25,000,000 Federal Farm Credit Bank    6.547   09/26/00  24,889,410
  30,000,000 Federal Home Loan Bank      6.713   09/27/00  29,859,275
  17,000,000 Federal Farm Credit Bank    6.540   09/28/00  16,919,038
  18,000,000 Federal Home Loan Bank      6.656   09/29/00  17,909,840
  15,000,000 Federal Farm Credit Bank    6.573   10/02/00  14,917,592
  22,000,000 Federal Farm Credit Bank    6.564   10/03/00  21,875,236
  18,000,000 Federal Home Loan Bank      6.621   10/04/00  17,894,565
  23,000,000 Federal Home Loan Bank      6.610   10/06/00  22,856,889
  10,000,000 Federal Farm Credit Bank    6.694   10/10/00   9,930,017
  28,000,000 Federal Home Loan Bank      6.603   10/11/00  27,801,200
  18,000,000 Federal Farm Credit Bank    6.578   10/12/00  17,869,210
  20,000,000 Federal Home Loan Bank      6.614   10/13/00  19,850,667
  24,000,000 Federal Home Loan Bank      6.518   10/16/00  23,809,800
  13,000,000 Federal Farm Credit Bank    6.534   10/17/00  12,894,519
  34,000,000 Federal Home Loan Bank      6.645   10/18/00  33,714,579
  10,000,000 Federal Farm Credit Bank    6.531   10/19/00   9,915,200
  24,000,000 Federal Home Loan Bank      6.635   10/20/00  23,790,280
  18,000,000 Federal Home Loan Bank      6.582   10/23/00  17,834,380
  18,000,000 Federal Home Loan Bank      6.613   10/25/00  17,827,470
  25,000,000 Federal Home Loan Bank      6.852   10/27/00  24,745,667
  29,000,000 Federal Farm Credit Bank    6.560   10/30/00  28,696,773
  19,000,000 Federal Home Loan Bank      6.650   11/01/00  18,792,829
  27,000,000 Federal Home Loan Bank      6.739   11/02/00  26,698,913

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                August 31, 2000

  Principal                             Purchase Maturity
   Amount                                Yield     Date       Value
 -----------                            -------- -------- --------------
 $20,000,000 Federal Home Loan Bank      6.614%  11/03/00 $   19,776,000
  24,000,000 Federal Home Loan Bank      6.716   11/06/00     23,716,200
  18,000,000 Federal Farm Credit Bank    6.567   11/07/00     17,786,605
  25,000,000 Federal Home Loan Bank      6.582   11/08/00     24,699,194
  18,000,000 Federal Home Loan Bank      6.582   11/10/00     17,777,050
  22,000,000 Federal Farm Credit Bank    6.583   11/13/00     21,714,935
  20,000,000 Federal Home Loan Bank      6.603   11/15/00     19,733,750
  21,000,000 Federal Farm Credit Bank    6.578   11/16/00     20,717,153
  16,000,000 Federal Home Loan Bank      6.603   11/17/00     15,781,320
  30,000,000 Federal Home Loan Bank      6.712   11/20/00     29,570,667
  15,000,000 Federal Home Loan Bank      6.557   11/21/00     14,786,025
  24,000,000 Federal Home Loan Bank      6.603   11/22/00     23,650,680
  29,000,000 Federal Home Loan Bank      6.582   11/24/00     28,568,963
  16,000,000 Federal Farm Credit Bank    6.586   11/28/00     15,751,644
  23,000,000 Federal Home Loan Bank      6.624   11/29/00     22,635,520
  15,000,000 Federal Farm Credit Bank    6.587   12/04/00     14,750,900
  12,000,000 Federal Farm Credit Bank    6.656   12/08/00     11,791,260
  20,000,000 Federal Home Loan Bank      6.632   12/11/00     19,643,694
  10,000,000 Federal Home Loan Bank      6.668   12/12/00      9,818,950
  11,000,000 Federal Home Loan Bank      6.690   12/12/00     10,800,533
  10,000,000 Federal Home Loan Bank      6.699   01/02/01      9,782,017
   8,000,000 Federal Home Loan Bank      6.735   01/03/01      7,822,542
  10,000,000 Federal Home Loan Bank      6.798   01/03/01      9,777,144
  24,415,000 Federal Home Loan Bank      6.737   01/05/01     23,864,686
  20,000,000 Federal Home Loan Bank      6.674   01/12/01     19,527,850
  15,000,000 Federal Home Loan Bank      6.666   01/16/01     14,635,808
  26,000,000 Federal Home Loan Bank      6.709   01/24/01     25,329,778
  23,000,000 Federal Home Loan Bank      6.749   01/26/01     22,396,115
                                                          --------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS
             (amortized cost--$1,370,735,036)              1,370,735,036
                                                          --------------
             TOTAL INVESTMENTS (100.3%) (cost--
             $1,370,735,036*)                             $1,370,735,036
                                                          ==============

*Also represents cost for federal income tax purposes.
The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                      See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                August 31, 2000

ASSETS
 Investments in money market instruments, at value:
  United States Government Agency Obligations, at value
   (amortized cost--$1,370,735,036).............................  $1,370,735,036
                                                                  --------------
   Total Investments............................................   1,370,735,036
 Cash...........................................................           2,961
 Prepaid expenses...............................................           5,027
                                                                  --------------
   TOTAL ASSETS.................................................   1,370,743,024
                                                                  --------------
LIABILITIES
 Dividends payable..............................................       3,685,797
 Due to J.J.B. Hilliard, W.L. Lyons, Inc.--Note B...............         343,600
 Miscellaneous accrued expenses.................................         291,503
                                                                  --------------
   TOTAL LIABILITIES............................................       4,320,900
                                                                  --------------
 NET ASSETS (equivalent to $1.00 per share; 1,500,000,000 shares authorized and 1,366,422,124 shares issued and outstanding)--
  Note C........................................................  $1,366,422,124
                                                                  ==============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                       For the year ended August 31, 2000

INVESTMENT INCOME
 Interest income................................................  $   74,648,995
EXPENSES
 Investment Advisory fee--Note B................................       3,804,254
 Shareholder servicing fees--Note B.............................       1,608,934
 Transfer agent fees............................................          94,066
 Custodian fees.................................................         213,390
 Printing and other expenses....................................         156,477
 Filing fees....................................................         127,700
 Insurance expense..............................................          30,467
 Legal and audit fees...........................................          71,880
 Directors' fees................................................          26,930
                                                                  --------------
  Total expenses................................................       6,134,098
                                                                  --------------
  Net investment income.........................................      68,514,897
                                                                  --------------
  Net increase in net assets resulting from operations..........  $   68,514,897
                                                                  ==============

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS



                                                 For the year ended August 31,
                                                 ------------------------------
                                                      2000            1999
INCREASE IN NET ASSETS:                          --------------  --------------
FROM OPERATIONS
 Net investment income.......................... $   68,514,897  $   48,811,417
                                                 --------------  --------------
  Net increase in net assets resulting from
   operations...................................     68,514,897      48,811,417
 Dividends to shareholders ($.053838 and
  $.045545 per share, respectively).............  (  68,514,897)   ( 48,811,417)
                                                 --------------  --------------
 Undistributed net investment income............              0               0
                                                 --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
 Net capital share transactions (at $1.00 per
  share)--Note C................................    257,605,168     163,851,133
NET ASSETS
 Beginning of year..............................  1,108,816,956     944,965,823
                                                 --------------  --------------
 End of year.................................... $1,366,422,124  $1,108,816,956
                                                 ==============  ==============

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                   For the year ended August 31,
                          ----------------------------------------------------
                             2000        1999       1998      1997      1996
                          ----------  ----------  --------  --------  --------
Net asset value,
 beginning of year.......      $1.00       $1.00     $1.00     $1.00     $1.00
                          ----------  ----------  --------  --------  --------
Net investment income....        .05         .05       .05       .05       .05
                          ----------  ----------  --------  --------  --------
 Total from investment
  operations.............        .05         .05       .05       .05       .05
Less distributions:
 Dividend distributions..       (.05)       (.05)     (.05)     (.05)     (.05)
                          ----------  ----------  --------  --------  --------
 Total distributions.....       (.05)       (.05)     (.05)     (.05)     (.05)
                          ----------  ----------  --------  --------  --------
Net asset value, end of
 year....................      $1.00       $1.00     $1.00     $1.00     $1.00
                          ==========  ==========  ========  ========  ========
Number of shares
 outstanding (000's
 omitted)................  1,366,422   1,108,817   944,966   587,080   427,494
Total investment return..       5.52%       4.65%     5.11%     4.96%     4.96%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted)........ $1,366,422  $1,108,817  $944,966  $587,080  $427,494
 Operating expenses to
  average net assets.....        .48%        .46%      .51%      .57%      .61%
 Net investment income to
  average net assets.....       5.41%       4.55%     4.99%     4.86%     4.84%

                       See notes to financial statements

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 2000
NOTE A--ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund employs the amortized cost method of security valuation for U.S. Government securities which, in the opinion of the Board of Directors, represents fair value of the particular security. The Board monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

The Fund values repurchase agreements at cost and accrues interest into interest receivable. Normally, repurchase agreements are not subject to trading. Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government Agency obligations valued at bid prices plus accrued interest. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceedings.

Federal Income Taxes: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

Dividends to Shareholders: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.

The Fund's net investment income for dividend purposes includes accrued interest and accretion of original issue and market discounts earned and amortization of premiums, plus or minus any net realized gain or loss on portfolio securities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

Investment Transactions: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.

The Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by J.J.B. Hilliard, W.L. Lyons, Inc. (the "Adviser"), subject to the seller's agreement to repurchase and the Fund's agreement to sell such security at a mutually agreed upon date and price.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B--INVESTMENT ADVISORY FEES & OTHER TRANSACTIONS WITH AFFILIATES

Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the year ended August 31, 2000.

The Fund contracted with the Adviser to provide shareholder accounting services. The Adviser is paid a fee of $1.00 per open account each month.

No compensation is paid by the Fund to officers of the Fund and Directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $5,000, a fee of $1,000 for each Board of Directors or committee meeting attended, and all expenses the Directors incur in attending meetings.

NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Maryland. At August 31, 2000, there were 1,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $1,352,757,903. Transactions in Fund shares at $1.00 per share were as follows:

                                                For the year ended August 31,
                                                ------------------------------
                                                     2000            1999
                                                --------------  --------------
Shares sold....................................  5,027,027,063   3,681,335,182
Shares issued to shareholders in reinvestment
 of dividends..................................     65,686,096      47,633,042
                                                --------------  --------------
                                                 5,092,713,159   3,728,968,224
Less shares repurchased........................ (4,835,107,991) (3,565,117,091)
                                                --------------  --------------
Net increase in capital shares.................    257,605,168     163,851,133
                                                ==============  ==============

                        Report of Independent Auditors

The Board of Directors and Shareholders
Hilliard-Lyons Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Hilliard-Lyons Government Fund, Inc. (the Fund) as of August 31, 2000, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                      [SIGNATURE LOGO FOR ERNST & YOUNG]

September 26, 2000
Louisville, Kentucky

                      HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                       Investment Adviser and Distributor

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                          Custodian and Transfer Agent

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02105

                                 Legal Counsel

                           Brown, Todd & Heyburn PLLC
                       400 West Market Street, 32nd Floor
                           Louisville, Kentucky 40202

                             DIRECTORS AND OFFICERS

                               BOARD OF DIRECTORS
                              J. Henning Hilliard
                                Donald F. Kohler
                                Samuel G. Miller
                              Lindy B. Richardson
                                J. Robert Shine

                                    OFFICERS
                          Donald F. Kohler - Chairman

                        Joseph C. Curry, Jr. - President

                       Dianna P. Wengler - Vice President
                                 and Treasurer

                       Penny L. Wellinghurst - Secretary
                                 Hilliard-Lyons
                             Government Fund, Inc.
                                 Annual Report
                                August 31, 2000